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                                                                      APPENDIX C

                                                                   Exhibit 10.26


PAYLESS SHOESOURCE, INC.

Deferred Compensation 401(k) Mirror Plan

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                            EFFECTIVE OCTOBER 1, 2000


















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Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan
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                                TABLE OF CONTENTS

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PURPOSE......................................................................................................1

ARTICLE 1     DEFINITIONS....................................................................................1


ARTICLE 2     SELECTION, ENROLLMENT, ELIGIBILITY.............................................................9

     2.1      SELECTION BY COMMITTEE.........................................................................9
     2.2      ENROLLMENT REQUIREMENTS........................................................................9
     2.3      ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.....................................................9
     2.4      TERMINATION OF PARTICIPATION AND/OR DEFERRALS..................................................9
     2.5      PRIOR PARTICIPATION............................................................................9

ARTICLE 3     DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES.........................................10

     3.1      MINIMUM DEFERRALS.............................................................................10
     3.2      MAXIMUM DEFERRAL..............................................................................10
     3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM....................................................11
     3.4      WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS........................................................12
     3.5      COMPANY CONTRIBUTION AMOUNT...................................................................12
     3.6      COMPANY MATCHING AMOUNT.......................................................................12
     3.7      STOCK OPTION AMOUNT...........................................................................12
     3.8      INVESTMENT OF TRUST ASSETS....................................................................13
     3.9      SOURCES OF STOCK..............................................................................13
     3.10     VESTING.......................................................................................13
     3.11     CREDITING/DEBITING OF ACCOUNT BALANCES........................................................14
     3.12     FICA AND OTHER TAXES..........................................................................16
     3.13     DISTRIBUTIONS.................................................................................17

ARTICLE 4     SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION...................18

     4.1      SHORT-TERM PAYOUT.............................................................................18
     4.2      OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM................................................18
     4.3      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.........................18

ARTICLE 5     RETIREMENT BENEFIT............................................................................19

     5.1      RETIREMENT BENEFIT............................................................................19
     5.2      PAYMENT OF RETIREMENT BENEFIT.................................................................19
     5.3      DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT...............................................19
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Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan
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ARTICLE 6     PRE-RETIREMENT SURVIVOR BENEFIT...............................................................20

     6.1      PRE-RETIREMENT SURVIVOR BENEFIT...............................................................20
     6.2      PAYMENT OF PRE-RETIREMENT SUVIVOR BENEFIT.....................................................20
     6.3      DEATH OF BENEFICIARY PRIOR TO COMPLETION OF PRE-RETIREMENT SUVIVOR BENEFIT....................20

ARTICLE 7     TERMINATION BENEFIT...........................................................................21

     7.1      TERMINATION BENEFIT...........................................................................21
     7.2      PAYMENT OF TERMINATION BENEFIT................................................................21
     7.3      DEATH PRIOR TO COMPLETION OF TERMINATION BENEFIT..............................................21

ARTICLE 8     DISABILITY WAIVER AND BENEFIT.................................................................22

     8.1      DISABILITY WAIVER.............................................................................22
     8.2      CONTINUED ELIGIBILITY; DISABILITY BENEFIT.....................................................22

ARTICLE 9     BENEFICIARY DESIGNATION.......................................................................23

     9.1      BENEFICIARY...................................................................................23
     9.2      BENEFICIARY DESIGNATION AND CHANGE OF BENEFICARY .............................................23
     9.3      ACKNOWLEDGEMENT...............................................................................23
     9.4      NO BENEFICIARY DESIGNATION....................................................................23
     9.5      DOUBT AS TO BENEFICIARY.......................................................................23
     9.6      DISCHARGE OF OBLIGATIONS......................................................................23

ARTICLE 10    LEAVE OF ABSENCE..............................................................................24

     10.1     PAID LEAVE OF ABSENCE.........................................................................24
     10.2     UNPAID LEAVE OF ABSENCE.......................................................................24

ARTICLE 11    TERMINATION, AMENDMENT OR MODIFICATION........................................................25

     11.1     TERMINATION...................................................................................25
     11.2     AMENDMENT.....................................................................................25
     11.3     EFFECT OF PAYMENT.............................................................................26

ARTICLE 12    ADMINISTRATION................................................................................27

     12.1     COMMITTEE DUTIES..............................................................................27
     12.2     ADMINISTRATION UPON CHANGE IN CONTROL.........................................................27
     12.3     AGENTS........................................................................................28
     12.4     BINDING EFFECT OF DECISIONS...................................................................28
     12.5     INDEMNITY OF COMMITTEE........................................................................28
     12.6     EMPLOYER INFORMATION..........................................................................28
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Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan
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ARTICLE 13     OTHER BENEFITS AND AGREEMENTS.................................................................29

      13.1     COORDINATION WITH OTHER BENEFITS..............................................................29

ARTICLE 14     CLAIMS PROCEDURES.............................................................................30

      14.1     PRESENTATION OF CLAIM.........................................................................30
      14.2     NOTIFICATION OF DECISION......................................................................30
      14.3     REVIEW OF A DENIED CLAIM......................................................................30
      14.4     DECISION OF REVIEW............................................................................31
      14.5     LEGAL ACTION..................................................................................31

ARTICLE 15     TRUST.........................................................................................32

      15.1     ESTABLISHMENT OF THE TRUST....................................................................32
      15.2     INTERRELATIONSHIP OF THE PLAN AND THE TRUST...................................................32
      15.3     DISTRIBUTIONS FROM THE TRUST..................................................................32
      15.4     STOCK TRANSFERRED TO THE TRUST................................................................32

ARTICLE 16     MISCELLANEOUS.................................................................................33

      16.1     STATUS OF PLAN................................................................................33
      16.2     UNSECURED GENERAL CREDITOR....................................................................33
      16.3     EMPLOYER'S LIABILITY..........................................................................33
      16.4     NONASSIGNABILITY..............................................................................33
      16.5     NOT A CONTRACT OF EMPLOYMENT..................................................................33
      16.6     FURNISHING INFORMATION........................................................................33
      16.7     TERMS.........................................................................................34
      16.8     CAPTIONS......................................................................................34
      16.9     GOVERNING LAW.................................................................................34
      16.10    NOTICE........................................................................................34
      16.11    SUCCESSORS....................................................................................34
      16.12    VALIDITY......................................................................................34
      16.13    INCOMPETENT...................................................................................34
      16.14    COURT ORDER...................................................................................35
      16.15    DISTRIBUTION IN THE EVENT OF TAXATION.........................................................35
      16.17    TRUST.........................................................................................35
      16.18    LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL..........................................35


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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

                            PAYLESS SHOESOURCE, INC.

                    DEFERRED COMPENSATION 401(K) MIRROR PLAN

                           Effective October 1, 2000

                                    PURPOSE

         The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of Payless ShoeSource, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

         For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, (iii) the Company Matching Account balance and (iv) the Stock Option Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Salary and Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Annual Installment Method" shall mean annual installments over the number of years selected by the Participant or Committee in accordance with this Plan, calculated in accordance with this Section 1.3. Each annual installment shall be paid during the month of January of each calendar year. The Account Balance of the Participant shall be calculated on the day in which the payment is made; provided, however, that for the Plan Year in which the Participant Retires, experiences a Termination of Employment, suffers a Disability or dies, the Account Balance of the Participant shall be calculated as of the date of such event. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining



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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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         number of annual installments due the Participant. By way of example, if the Participant elects a 10-year Annual Installment Method, the first annual installment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the annual installment shall be 1/9 of the Account Balance, calculated as described in this definition.

1.4 "Annual Stock Option Amount" shall mean, with respect to a Participant for any one Plan Year, the amount of Qualifying Gains deferred on Eligible Stock Option exercise in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock as of the end of the business day closest to the date of such Eligible Stock Option exercise

1.5 "Annual Salary" shall mean the annual cash compensation relating to services performed during any Plan Year, whether or not paid in such Plan Year or included on the Federal Income Tax Form W-2 for such Plan Year, excluding bonuses, commissions, royalties, overtime, fringe benefits, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.6 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8      "Board" shall mean the board of directors of the Company.

1.9 "Bonus" shall mean any compensation, in addition to Annual Salary relating to services performed during any Plan Year, whether or not paid in such Plan Year or included on the Federal Income Tax Form W-2, payable to a Participant as an Employee under any Employer's bonus, commissions, royalties and cash incentive plans, excluding stock based incentive programs.

1.10 "Change in Control" shall mean the first to occur of any of the following events:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within


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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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              the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this
              Section 1.10, none of the following shall constitute a Change of
              Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses
              (i), (ii) and (iii) of Subsection (c) of this Section 1.10, or (v) any acquisition by the Company which, by reducing the number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities, increases the proportionate number of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by any Person to twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, provided, however, that if such Person shall thereafter become the beneficial owner of any additional shares of Outstanding Company Common Stock or Outstanding Company Voting Securities and beneficially owns twenty percent (20%) or more of either Outstanding Company Common Stock or Outstanding Company Voting Securities, then such additional acquisition shall constitute a Change in Control; or

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

         (c) Consummation of a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination


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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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              beneficially own, directly or indirectly, more than fifty percent
              (50%), respectively, of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination and any Person beneficially owning, immediately prior to such Business Combination), beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

1.11     "Claimant" shall have the meaning set forth in Section 14.1.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.13 "Committee" shall mean the administrative committee appointed pursuant to the Plan as described in Article 12. The Committee shall consist of the members of the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan Committee as such term is defined in the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan.

1.14 "Company" shall mean Payless ShoeSource, Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.


1.15 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution



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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

         Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.16 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.17 "Company Matching Account" shall mean (i) the sum of all of a Participant's Company Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

1.18 "Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.6.

1.19 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.11 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited/debited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.20 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.21 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan,




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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

         or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Partici pant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.22     "Disability Benefit" shall mean the benefit set forth in Article 8.

1.23 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.24 "Eligible Stock Option" shall mean one or more non-qualified stock option(s) selected by the Committee in its sole discretion and exercisable under a plan or arrangement of any Employer permitting a Participant under this Plan to defer gain with respect to such option.

1.25     "Employee" shall mean a person who is an employee of any Employer.

1.26 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired).

1.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.28 "401(k) Plan" shall be the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan adopted by the Company, and as amended from time to time.

1.29 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs an Election Form, (iv) whose signed Election Form is accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose participation has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.30 "Plan" shall mean the new Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan, which shall be evidenced by this instrument, as it may be amended from time to time.

1.31     "Plan Year" shall mean the fiscal year of the Company.

1.32     "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
         Article 6.

1.33 "Qualifying Gain" shall mean the value accrued upon exercise of an Eligible Stock Option (i) using a Stock-for-Stock payment method and
         (ii) having an aggregate fair market value



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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

         in excess of the total Stock purchase price necessary to exercise the option. In other words, the Qualifying Gain upon exercise of an Eligible Stock Option equals the total market value of the shares (or share equivalent units) acquired minus the total stock purchase price. For example, assume a Participant elects to defer the Qualifying Gain accrued upon exercise of an Eligible Stock Option to purchase 1000 shares of Stock at an exercise price of $20 per share, when Stock has a current fair market value of $25 per share. Using the Stock-for-Stock payment method, the Participant would deliver 800 shares of Stock (worth $20,000) to exercise the Eligible Stock Option and receive, in return, 800 shares of Stock plus a Qualifying Gain (in this case, in the form of an unfunded and unsecured promise to pay money or property in the future) equal to $5,000 (i.e., the current value of the remaining 200 shares of Stock).

1.34 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, voluntary severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the attainment of (a) age sixty-five (65) or (b) age fifty-five
         (55) with five (5) Years of Service.

1.35     "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.36 "Short-Term Payout" shall mean an in-service distribution payout as set forth in Section 4.1.

1.37 "Stock" shall mean Payless ShoeSource, Inc. common stock, $ .001 par value, or any other equity securities of the Company designated by the Committee.

1.38 "Stock Option Account" shall mean the sum of (i) the Participant's Annual Stock Option Amounts, plus (ii) amounts credited/debited in accordance with all the applicable crediting/debiting provisions of this Plan that relate to the Participant's Stock Option Account, less
         (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Stock Option Account.

1.39 "Stock Option Amount" shall mean, for any Eligible Stock Option, the amount of Qualifying Gains deferred in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock as of the end of the business day closest to the date of exercise of such Eligible Stock Option.

1.40     "Termination Benefit" shall mean the benefit set forth in Article 7.


1.41 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.42 "Trust" shall mean one or more trusts established, effective as of October 1, 2000 between the Company and the Trustee named therein, as amended from time to time.


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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

1.43 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.44 "Variable Account" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, and
         (iii) the Company Matching Account balance. The Variable Account, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.45 "Year of Service" shall have the same meaning as the term Vesting Service under the 401(k) Plan.

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee an Election Form within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with
         Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

2.5 PRIOR PARTICIPATION. Each Employee who participated in the Payless ShoeSource, Inc. Deferred Compensation Plan (last amended March 19,
         1998) immediately prior to October 1, 2000, shall automatically participate in the new Plan on and after October 1, 2000. Any deferral election in effect as of October 1, 2000 shall continue to remain in effect until changed by the Participant pursuant to the provisions of the Plan.

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                                    ARTICLE 3
              DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES

3.1      MINIMUM DEFERRALS.

         (a) ANNUAL SALARY AND BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Salary, and/or Bonus in the following combined minimum amount.

                  DEFERRAL                       MINIMUM AMOUNT
                  --------                       --------------
                  Annual Salary                      $  0
                  Bonus                              $  0
                  Annual Salary plus  Bonus          $500

                  If an election is made for less than the stated minimum amount, or if no election is made, the amount deferred shall be zero.

         (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year the minimum Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

         (c) STOCK OPTION AMOUNT. For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Amount, the following minimum percentage of Qualifying Gain with respect to exercise of the Eligible Stock Option:

                  DEFERRAL                       MINIMUM PERCENTAGE
                  --------                       ------------------
                  Qualifying Gain                        10%

                  provided, however, that such Stock Option Amount shall be no less than the lesser of $10,000 or 100% of such Qualifying Gain.

3.2      MAXIMUM DEFERRAL.

         (a) ANNUAL SALARY AND BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Salary and/or Bonus up to the following maximum percentages for each deferral elected:

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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
                  DEFERRAL                       MAXIMUM AMOUNT
                  --------                       --------------
                  Annual Salary                       50%

                                             100% of Bonus reduced by
                  Bonus                     any and all social security
                                             and Medicare taxes due on
                                                    the Bonus


         (b) Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year the maximum Annual Deferral Amount, with respect to Annual Salary, and Bonus shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits an Election Form to the Committee for acceptance.

         (c) For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Amount, Qualifying Gain up to the following maximum percentage with respect to exercise of the Eligible Stock Option:

                  DEFERRAL                       MAXIMUM PERCENTAGE
                  --------                       ------------------
                                             100% of Qualifying Gain reduced
                                             by any and all social security
                  Qualifying Gain            and Medicare taxes due on the
                                                   Qualifying Gain

         (d) Stock Option Amounts may also be limited by other terms or conditions set forth in the stock option plan or agreement under which such options are granted.

3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM.

         (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

         (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form.

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                  If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

         (c) STOCK OPTION DEFERRAL. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, for an election to defer gain upon an Eligible Stock Option exercise to be valid: (i) a separate Election Form must be completed and signed by the Participant with respect to the Eligible Stock Option; (ii) the Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date the Participant elects to exercise the Eligible Stock Option; (iii) the Eligible Stock Option must be exercised using an actual or phantom stock-for-stock payment method; and (iv) the Stock actually or constructively delivered by the Participant to exercise the Eligible Stock Option must have been owned by the Participant during the entire six (6) month period prior to its delivery.


3.4 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Annual Salary. The Bonus portion of the Annual Deferral Amount shall be withheld at the time the Bonus is or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5 COMPANY CONTRIBUTION AMOUNT. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. If a Participant is not employed by an Employer as of the last day of a Plan Year other than by reason of his or her Retirement, Disability or death (while employed), the Company Contribution Amount for that Plan Year shall be zero.

3.6 COMPANY MATCHING AMOUNT. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Matching Contribution Account under this Plan, which amount shall be for that Participant.

3.7 STOCK OPTION AMOUNT. Subject to any terms and conditions imposed by the Committee and at its sole discretion, Participants may elect to defer, under the Plan, Qualifying Gains attributable to an Eligible Stock Option exercise. Stock Option Amounts shall be credited/debited to the Participant on the books of the Employer at the time Stock would otherwise have been delivered to the Participant pursuant to the Eligible Stock Option exercise, but for the election to defer.

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3.8      INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement.

3.9 SOURCES OF STOCK. If Stock is credited under the Plan in the Trust pursuant to Section 3.7 in connection with an Eligible Stock Option exercise, the shares so credited shall be deemed to have originated, and shall be counted against the number of shares reserved, under such other plan, program or arrangement.

3.10     VESTING.

         A Participant shall at all times be 100% vested in his or her Deferral Account and Stock Option Account.

         (a) A Participant shall be vested in his or her Company Contribution Account and Company Matching Account as follows:
                  (i) with respect to all benefits under this Plan other than the Termination Benefit, a Participant's Company Contribution Account and Company Matching Account shall equal 100% of such Participant's Company Contribution Account and Company Matching Account; and (ii) with respect to the Termination Benefit, a Participant's Company Contribution Account and Company Matching Account shall vest on the basis of the Participant's Years of Service at the time the Participant experiences a Termination of Employment, in accordance with the following schedule:

                                                                     VESTED PERCENTAGE OF COMPANY
                         YEARS OF SERVICE AT                           CONTRIBUTION ACCOUNT AND
                  DATE OF TERMINATION OF EMPLOYMENT                    COMPANY MATCHING ACCOUNT
                  ---------------------------------                  ----------------------------
                          Fewer than 2 years                                        0%
                               2 years                                             25%
                               3 years                                             50%
                               4 years                                             75%
                            5 years or more                                       100%

         (b)      Notwithstanding anything to the contrary contained in this
                  Section 3.10, a Participant's Company Contribution Account and Company Matching Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules) in the event of the following with respect to a Participant: Retirement; Disability; death; or a Change in Control.

         (c) Notwithstanding subsection (a), the vesting schedule for a Participant's Company Contribution Account and Company Matching Account shall not be accelerated to

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

                  the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective (except as may be provided in agreements that exist from time to time between any Employer and a Participant which provides for acceleration of vesting upon a Change in Control). In the event that all of a Participant's Company Contribution Account and/or Company Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.


3.11 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a) ELECTION OF MEASUREMENT FUNDS FOR VARIABLE ACCOUNT. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.11(c) below) to be used to determine the additional amounts to be credited to his or her Variable Account when the Participant commences participation in the Plan and continuing thereafter for each subsequent business day in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the business day that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent business day in which the Participant participates in the Plan, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to reallocate among the available Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Variable Account, or to change the portion of his or her Variable Account allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as soon as administratively possible and shall continue thereafter for each subsequent business day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence. A Participant shall be permitted to request that the Committee reallocate the amount available in the Measurement Fund(s) once during a calendar month.


         (b)      PROPORTIONATE ALLOCATION. In making any election described in
                  Section 3.11(a) above, the Participant shall specify on the Election Form, in increments of one

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

                  percentage points (1%), the percentage of his or her Variable Account to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Variable Account).

         (c) MEASUREMENT FUNDS. The Participant may elect one or more measurement funds (the "Measurement Funds") for the purpose of crediting additional amounts to his or her Variable Account. The Committee shall, in its sole discretion, select, discontinue, substitute or add a Measurement Fund at any time. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, the Committee may offer a Payless ShoeSource, Inc. Stock Fund (the "Stock Fund") as a Measurement Fund.

         (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant for the Variable Account and for the Stock Option Account, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the selected or required Measurement Fund(s), or both in the percentages applicable to such business day, as of the close of business on the business day, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred as of the business day were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such business day, as soon as administratively possible after the day on which such amounts are actually deferred from the Participant's Annual Salary through reductions in his or her payroll; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such business day, as soon as administratively possible. The Participant's Company Matching Amount, if any, shall be credited to his or her Company Matching Account for purposes of this Section 3.11(d) on the date selected by the Committee in its sole and absolute discretion. The Participant's Company Contribution Amount, if any, shall be credited to his or her Company Contribution Account for purposes of this Section 3.11(d) on the date selected by the Committee, in its sole and absolute discretion. The Participant's Annual Stock Option Amount(s) shall be credited to his or her Stock Option Account as soon as administratively possible after the date on which the Eligible Stock Option was exercised or otherwise disposed of.

         (e) SPECIAL RULE FOR STOCK OPTION ACCOUNT AND VARIABLE ACCOUNT INVESTED IN STOCK. Notwithstanding any provision of this Plan that may be construed to the contrary, (i) the Participant's Stock Option Account must be allocated to the ShoeSource Stock Fund at all times prior to distribution from this Plan, (ii) the portion of the Participant's Variable Account allocated to the Stock Fund must at

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

                  all times prior to distribution be allocated to the Stock Fund, and (iii) the Participant's Stock Option Account and that portion of the Variable Account allocated to the Stock Fund must be distributed in the form of Stock.

         (f) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

         (g) AMOUNTS PREVIOUSLY DEFERRED. Each Participant with a balance under the Payless ShoeSource, Inc. Deferred Compensation Plan (last amended March 19, 1998) as of October 1, 2000 shall elect on the Election Form one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Variable Account commencing October 1, 2000 and continuing thereafter for each subsequent business day in which the Participant participates in the Plan unless changed in accordance with Section 3.11(a).

3.12     FICA AND OTHER TAXES.

         (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Salary and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Deferral Account in order to comply with this Section 3.12.

         (b) COMPANY MATCHING ACCOUNT AND COMPANY CONTRIBUTION ACCOUNT. When a Participant becomes vested in a portion of his or her Company Matching Account or Company Contribution Account, or both, the Participant's Employer(s) shall withhold from the Participant's Annual Salary and/or Bonus that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such vested portions of his or her Company Matching Account and/or Company Contribution Account. If necessary, the Committee may

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                  reduce the vested portion of the Participant's Company
                  Matching Account or Company Contribution Account, or both, as the case may be, in order to comply with this Section 3.12.


         (c) ANNUAL STOCK OPTION AMOUNTS. For each Plan Year in which an Annual Stock Option Amount is being first withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Salary, Bonus and/or Qualifying Gains that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Stock Option Amount. If necessary, the Committee may reduce the Stock Option Account in order to comply with this Section 3.12.

3.13 DISTRIBUTIONS. The Participant's Employer(s), or the Trustee of the Trust, shall withhold from any distributions made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the Trustee of the Trust, in connection with such distributions, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the Trustee of the Trust.

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                    ARTICLE 4
             SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect, at the sole discretion of the Committee, to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section 3.11 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment, Retirement, Disability or death). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60 day period commencing immediately after the last day of any calendar year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation. Any suspension of deferrals pursuant to this Section 4.3 shall continue for the remainder of the Plan Year in which the suspension is approved.

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.


5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit pursuant to a lump sum or an Annual Installment Method paid over a period not to exceed 15 years as approved by the Committee. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 2 years prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made no later than 60 days after his or her Retirement date. Payments made pursuant to the Annual Installment Method shall be made in accordance with Section 1.3. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary over the remaining period of time and in the same amounts as that benefit would have been paid to the Participant had the Participant survived.

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                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form the form of payment to be made to his or her Beneficiary. The Pre-Retirement Survivor Benefit shall be paid in a lump sum or an Annual Installment Method paid over a period not to exceed 15 years as approved by the Committee. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee. The Election Form most recently accepted by the Committee shall govern the payout of the Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Payments made pursuant to the Annual Installment Method shall be made in accordance with Section 1.3. Any payment made shall be subject to the Deduction Limitation.

6.3 DEATH OF BENEFICIARY PRIOR TO COMPLETION OF PRE-RETIREMENT SURVIVOR BENEFIT. If a Beneficiary dies before the Pre-Retirement Survivor Benefit is paid in full, the unpaid Pre-Retirement Survivor Benefit shall be made to the Beneficiary's estate in a lump sum within 60 days after the death of the Beneficiary.



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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Termination Benefit pursuant to a lump sum or an Annual Installment Method paid over a period not to exceed 15 years as approved by the Committee. Notwithstanding the above, if the Participant's Account Balance at the time of his or her Termination of Employment is less than $25,000, payment of his or her Termination Benefit shall be paid in a lump sum. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 2 years prior to the Participant's Termination of Employment date and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Termination Benefit. If a Participant does not make any election with respect to the payment of the Termination Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made no later than 60 days after his or her Termination of Employment date. Payments made pursuant to the Annual Installment Method shall be made in accordance with Section 1.3. Any payment made shall be subject to the Deduction Limitation.

7.3 DEATH PRIOR TO COMPLETION OF TERMINATION BENEFIT. If a Participant dies after Termination of Employment but before to the Termination Benefit is paid in full, the Participant's unpaid Termination Benefit shall continue and shall be paid to the Participant's Beneficiary over the remaining period of time and in the same amounts as that benefit would have been paid to the Participant had the Participant survived.



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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                    ARTICLE 8
                          DISABILITY WAIVER AND BENEFIT

8.1      DISABILITY WAIVER.

         (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability shall be (i) excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Annual Salary and/or Bonus for the Plan Year during which the Participant first suffers a Disability and
                  (ii) excused from fulfilling any unexercised Stock Option Amount commitments. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

         (b) RETURN TO WORK. If a Participant returns to employment with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount and Stock Option Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with
                  Section 3.3 above.

8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have Retired, or in the case of a Participant who is not eligible to Retire, to have experienced a Termination of Employment, after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination. The Participant shall be paid in accordance with Article 5 in the case of a deemed Retirement and in accordance with Article 7 in the case of a deemed Termination of Employment. Any payment made shall be subject to the Deduction Limitation.



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                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION AND CHANGE OF BENEFICIARY. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's participation in the Plan shall terminate upon such full payment of benefits.



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Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan
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                                   ARTICLE 10

                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall have the right to pay such benefits in a lump sum. After a Change in Control, the Account Balances of all participants shall be fully vested and the Employer shall be required to pay such benefits in a lump sum within five (5) business days of such Change in Control unless otherwise prohibited by court order. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section
         11.2 or Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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         Plan  as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's participation in the Plan shall terminate.



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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12, this Plan shall be administered by a Committee which shall consist of the members of the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan Committee, or such other committee as the Board shall appoint. Members of the Committee may be Participants in this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the individual who, immediately prior to such event, was the Company's Chief Executive Officer if such individual is still employed by the Company immediately after the Change in Control or, if not so identified or not so employed, the Company's highest ranking officer, as determined prior to the Change in Control, who is still employed with the Company(the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations and responses to legal inquiries and challenges; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Any responsibilities not expressly delegated to the Administrator upon and after a Change in Control shall remain with the Committee as identified prior to the Change in Control. Upon and after the occurrence of a Change in Control, the Company must:
         (i) pay out the account balances of all participants, in a lump sum within five (5) business days of such Change in Control unless otherwise prohibited by court order (ii) pay all reasonable administrative expenses and fees of the Administrator; (iii) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (iv) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a


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         Change in Control, the Administrator may be terminated (and a replacement appointed) by the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.



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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

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                                   ARTICLE 14
                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the claim review procedure set forth in Section 14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (a)      may review pertinent documents;

         (b)      may submit written comments or other documents; and/or


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         (c)      may request a hearing, which the Committee, in its sole
                  discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

         (c)      such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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                                   ARTICLE 15
                                     TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Company Contribution Amounts, Company Matching Amounts and Annual Stock Option Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

15.4 STOCK TRANSFERRED TO THE TRUST. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, notwithstanding any other provision of this Plan or the Trust, if Trust assets are distributed to a Participant in a distribution which reduces the Participant's Stock Option Account balance under this Plan or such portion of the Participant's Variable Account invested in the Stock Fund, such distribution must be made in the form of Stock.



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Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan
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                                   ARTICLE 16

                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan

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         and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Kansas without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                    Payless ShoeSource, Inc.
                                    3231 SE Sixth Street
                                    Topeka, KS 66607-2207

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

         to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.15 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the newly appointed Administrator upon and after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

16.17 TRUST. If the Trust terminates and benefits are distributed from the Trust to a Participant, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any

Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan
--------------------------------------------------------------------------------

other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

                          SIGNATURES ON FOLLOWING PAGE

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
================================================================================

         IN WITNESS WHEREOF, the Company has signed this Plan document effective as of October 1, 2000.

                                Payless ShoeSource, Inc., a Delaware corporation

                                By:    /s/ Jeffrey A. Long
                                       -----------------------------------------

                                Title: Vice President Compensation & Benefits
                                       -----------------------------------------